UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

January 27, 2009 (January 21, 2009)

(Date of Report (date of earliest event reported))

Jackson Hewitt Tax Service Inc.

(Exact name of Registrant as specified in its charter)

Delaware	1-32215	20-0779692
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification Number)

3 Sylvan Way Parsippany, New Jersey	07054
(Address of principal executive office)	(Zip Code)

(973) 630-1040

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	REGULATION FD DISCLOSURE

On January 21, 2009, Jackson Hewitt Tax Service Inc. (the “Company”) sent a letter to Invesco Ltd. (“Invesco”), a copy of which is attached hereto as Exhibit 99.1. On January 27, 2009, the Company received a letter from Invesco, a copy of which is attached hereto as Exhibit 99.2

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act. Additionally, the submission of the information in this Item 7.01 of this Current Report on Form 8-K is not intended to constitute a representation that such furnishing is required by Regulation FD or that the information it contains includes material investor information that is not otherwise publicly available.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

See Exhibit Index.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACKSON HEWITT TAX SERVICE INC.

By:	/s/ Daniel P. O’Brien
Daniel P. O’Brien
Executive Vice President and Chief Financial Officer

Date: January 27, 2009

JACKSON HEWITT TAX SERVICE INC.

CURRENT REPORT ON FORM 8-K

Report Dated January 27, 2009

EXHIBIT INDEX

Exhibit No.	Description

99.1	Letter to Invesco Ltd., dated January 21, 2009

99.2	Letter from Invesco Ltd., dated January 23, 2009

4